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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 June 13, 2000


                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                0-09781                         74-2099724
(State or other         (Commission                      (IRS Employer
jurisdiction of         File Number)                 Identification No.)
incorporation)



1600 Smith Street, Dept. HQSEO, Houston, Texas               77002
  (Address of principal executive offices)                 (Zip Code)


                                 (713) 324-2950
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

The Company is filing herewith certain data being presented by certain of its executive officers at a conference on June 13, 2000.

The following information contains forward looking statements, and certain assumptions upon which such forward looking statements are in part based. Numerous important factors, including those factors identified as Risk Factors set forth under the captions "Risk Factors - Risk Factors Relating to the Company" and "- Risk Factors Relating to the Airline Industry" in the Company's annual report on Form 10-K for the year ended December 31, 1999 (pp. 16-24) (file no. 0-9781), which factors are incorporated herein by reference and filed as Exhibit 99.2 hereto, and the fact that the assumptions set forth below could prove incorrect, could cause actual results to differ materially from those contained in such forward looking statements.

Item 7. Financial Statements and Exhibits.

        (c)      Exhibits

                 99.1       Presentation Data

                 99.2       Risk Factors

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CONTINENTAL AIRLINES, INC.



                                    By /s/ Jeffery A. Smisek
                                       -----------------------------
                                       Jeffery A. Smisek
                                       Executive Vice President
                                       and General Counsel

June 13, 2000




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                               INDEX TO EXHIBITS

    99.1 Presentation Data

    99.2 Risk Factors